Revenues	3 Months Ended
Mar. 31, 2024
Revenue Recognition [Abstract]
Revenues
Note 4. Revenues
Disaggregation of Revenues
The following table presents the Company’s revenues disaggregated by geographical region (based on the Company’s customers’ locations) and revenue type for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
	2024	2023
	(U.S. $ in thousands)
Americas
Systems	$17,993	$21,186
Consumables	35,542	32,572
Service	33,273	36,322
Total Americas	86,808	90,080

EMEA
Systems	9,723	11,402
Consumables	21,170	18,911
Service	7,580	7,567
Total EMEA	38,473	37,880

Asia Pacific
Systems	5,169	7,864
Consumables	9,599	9,036
Service	4,001	4,517
Total Asia Pacific	18,769	21,417

Total Revenues	$144,050	$149,377

The following table presents the Company’s revenues disaggregated based on the timing of revenue recognition (at a specific point in time or over the course of time) for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
	2024	2023
Revenues recognized in point in time from:	(U.S. $ in thousands)
Products	$99,196	$100,971
Services	13,773	13,691
Total revenues recognized in point in time	112,969	114,662

Revenues recognized over time from:
Services	31,081	34,715
Total revenues recognized over time	31,081	34,715

	$144,050	$149,377
Contract Assets and Contract Liabilities
Contract assets are recorded when the Company’s right to consideration is conditional on constraints other than the passage of time. The Company had no material contract assets as of March 31, 2024 and December 31, 2023.
Contract liabilities include advance payments and billings in excess of revenue recognized, which are primarily related to advanced billings for service type warranty. Contract liabilities are presented under deferred revenue. The Company’s deferred revenue as of March 31, 2024 and December 31, 2023 was as follows:

	March 31,	December 31,
	2024	2023
	U.S. $ in thousands

Deferred revenue (*)	$73,673	$76,265
*Includes $19.1 million and $23.7 million under long term deferred revenue in the Company's consolidated balance sheets as of March 31, 2024 and December 31, 2023, respectively.
Revenue recognized in 2024 that was included in deferred revenue balance as of December 31, 2023 was $18.6 million for the three months ended March 31, 2024.
Remaining Performance Obligations
Remaining Performance Obligations (“RPO“) represent contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of March 31, 2024, the total RPO amounted to $100.0 million. The Company expects to recognize $67.2 million of this RPO during the next 12 months, $16.8 million over the subsequent 12 months and the remaining $16.0 million thereafter.
Incremental Costs of Obtaining a Contract
Sales commissions earned mainly by the Company’s sales agents are considered incremental costs of obtaining a contract with a customer, as the Company expects the benefit of those commissions to be longer than one year. The majority of the sales commissions are not subject to capitalization, as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period if the Company expects to recover those costs. Amortization expense is included in selling, general and administrative expenses in the consolidated statements of operations. As of March 31, 2024 and December 31, 2023, the deferred commissions amounted to $10.4 million and $10.3 million, respectively.